UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

[ X  ]

Preliminary Information Statement (Amendment No. 2)

[ __ ]

Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ __ ]

Definitive Information Statement

STANDARD DRILLING, INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[ X  ]

No fee required.

[ __ ]

Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)

Title of each class of securities to which transaction applies:

2)

Aggregate number of securities to which transaction applies:

3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)

Proposed maximum aggregate value of transaction:

5)

Total fee paid:

[ __ ]

Fee paid previously with preliminary materials.

[ __ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)

Amount Previously Paid:

2)

Form, Schedule or Registration Statement No.:

3)

Filing Party:

4)

Date Filed:

EXPLANATORY NOTE

Standard Drilling, Inc. (the “Company”) is filing this Amendment No. 2 to Preliminary Schedule 14-C Information Statement (the “Amendment”) to amend the First Amended Preliminary Schedule 14-C Information Statement filed with the Securities and Exchange Commission on May 15, 2013 (the “Original Filing”).  This Amendment is being filed to updated Action Two, related to amending the Company’s Articles of Incorporation to change the name of the Company, increase the authorized preferred and common stock, and effect a 1-for-40 reverse stock split, to include detailed information about the Company’s potential transaction with Home Training Initiative Ltd.,  as well as to add additional disclosure regarding the beneficial ownership of the Company’s securities.

STANDARD DRILLING, INC.

424 Clay Street, Lower Level

San Francisco, CA 94111

July [__], 2013

To:

The Holders of the Common Stock of Standard Drilling, Inc.

Re:

Action by Written Consent in Lieu of Meeting of Stockholders

This Information Statement is furnished by the Board of Directors of Standard Drilling, Inc., a Nevada corporation (the “Company”), to holders of record of the Company’s common stock, $0.001 par value per share, at the close of business on June [__], 2013.  The purpose of this Information Statement is to inform the Company’s stockholders of a certain actions taken by the written consent of the holders of a majority of the Company’s voting stock, dated as of March 1, 2013. This Information Statement is prepared and delivered to meet the requirements of Section 78.390 of the Nevada Revised Statutes. This Information Statement provides notice that the Board of Directors has recommended, and holders of a majority of the voting power of our outstanding stock have voted, to approve the following items:

1.

To elect five (5) directors to serve until the next Annual Meeting of Shareholders and thereafter until their successors are elected and qualified; and

2.

To approve an amendment to the Company’s Articles of Incorporation to: (a) change the Company’s name to EFactor Group Corp., (b) increase the authorized preferred stock from 10,000,000 shares, par value $0.001, to 20,000,000 shares of preferred stock, par value $0.001,  (c) increase the authorized common stock from 100,000,000 shares, par value $0.001, to 175,000,000 shares of common stock, par value $0.001, and (d) to approve a reverse stock split of the Company’s outstanding common stock at a ratio of 1-for-40.

The above actions taken by the Company’s stockholders will become effective on or about July [__], 2013 and are more fully described in the Information Statement accompanying this Notice.

Under the rules of the Securities and Exchange Commission, the above actions cannot become effective until at least 20 days after the accompanying Information Statement has been distributed to the stockholders of the Company.

This is not a notice of a special meeting of stockholders and no stockholder meeting will be held to consider any matter that will be described herein.

By Order of the Board of Directors

Adriaan Reinders, Chief Executive Officer

July [_], 2013

San Francisco, CA

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

INFORMATION STATEMENT

INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.  THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT HAVE BEEN APPROVED BY HOLDERS OF A MAJORITY OF OUR COMMON STOCK.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  THERE ARE NO DISSENTERS’ RIGHTS WITH RESPECT TO THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT.

INTRODUCTION

This Information Statement is being mailed or otherwise furnished to the holders of common stock, $0.001 par value per share (the “Common Stock”) of Standard Drilling, Inc., a Nevada corporation (“We” or the  “Company”) by the Board of Directors to notify them about a certain action that the holders of a majority of the Company’s outstanding voting stock have taken by written consent, in lieu of a special meeting of the stockholders.  The action was taken on March 1, 2013.

Copies of this Information Statement are first being sent on or before July [__], 2013 to the holders of record on June [__], 2013 of the outstanding shares of the Company’s Common Stock.

General Information

Stockholders of the Company owning a majority of the Company’s outstanding voting securities have approved the following action (the “Action”) by written consent dated March 1, 2013, in lieu of a special meeting of the stockholders:

1.

To elect five (5) directors to serve until the next Annual Meeting of Shareholders and thereafter until their successors are elected and qualified; and

2.

To approve an amendment to the Company’s Articles of Incorporation to: (a) change the Company’s name to EFactor Group Corp., (b) increase the authorized preferred stock from 10,000,000 shares, par value $0.001, to 20,000,000 shares of preferred stock, par value $0.001, (c) increase the authorized common stock from 100,000,000 shares, par value $0.001, to 175,000,000 shares of common stock, par value $0.001, and  (d) To approve a reverse stock split of the Company’s outstanding common stock at a ratio of 1-for-40.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

Dissenters’ Right of Appraisal

No dissenters’ or appraisal rights under Nevada law are afforded to the Company’s stockholders as a result of the approval of the Action.

Vote Required

The vote, which was required to approve the above Actions, was the affirmative vote of the holders of a majority of the Company’s voting stock.  Each holder of Common Stock is entitled to one (1) vote for each share of

Common Stock held.  Each holder of Series A Convertible Preferred Stock is entitled to twenty-five (25) votes for each share of Series A Convertible Preferred Stock held.

The date used for purposes of determining the number of outstanding shares of voting stock of the Company entitled to vote is March 1, 2013.  The record date for determining those shareholders of the Company entitled to receive this Information Statement is the close of business on June [__], 2013 (the “Record Date”). As of the Record Date, the Company had outstanding 93,458,880 shares of Common Stock.  Holders of the Common Stock have no preemptive rights.  All outstanding shares are fully paid and nonassessable.  The transfer agent for the Common Stock is Pacific Stock Transfer Company, 4045 S. Spencer Street, Suite 403, Las Vegas, NV 89119, Telephone: 702-361-3033.

Vote Obtained – Section 78.320 of the Nevada Revised Statutes

Section 78.320 of the Nevada Revised Statutes generally provides that any action required to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

In order to eliminate the costs and management time involved in soliciting and obtaining proxies to approve the Actions and in order to effectuate the Actions as early as possible in order to accomplish the purposes of the Company as hereafter described, the Board of Directors of the Company voted to utilize, and did in fact obtain, the written consent of the holders of a majority of the voting power of the Company.  The consenting shareholders and their respective approximate ownership percentage of the voting stock of the Company, which total in the aggregate 57.2% of the outstanding voting stock, are as follows: Adriaan Reinders (28.6%) and Marion Freijsen (28.6%), respectively

This Information Statement is being distributed pursuant to the requirements of Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) to the Company’s stockholders on the Record Date.  The corporate action described herein will be effective approximately 20 days (the “20-day Period”) after the mailing of this Information Statement.  The 20-day Period is expected to conclude on or about July [__], 2013.

The entire cost of furnishing this Information Statement will be borne by the Company.

ACTION ONE

ELECTION OF DIRECTORS

Directors are normally elected by the shareholders at each annual meeting to hold office until their respective successors are elected and qualified, and need not be shareholders of the Company.  Directors may receive compensation for their services as determined by the Board of Directors.  See “Compensation of Directors.”  Presently, the Board of Directors consists of five (5) members, namely, Adriaan Reinders, Marion Freijsen, James E. Solomon, Thomas Trainer and Brian Banmiller.

On January 15, 2013, the Company filed a Schedule 14f-1 announcing that a change in the majority of the Company’s Board of Directors would occur upon the closing of a change of control transaction with The E-Factor Corp. and certain of its shareholders.  The Schedule 14f-1 was mailed to the Company’s shareholders of record on January 15, 2013.  On February 1, 2013, the Company entered into an Acquisition and Share Exchange Agreement (the “Exchange Agreement”) by and among (i) the Company, (ii) The E-Factor Corp. (“EFactor”), and (iii) certain shareholders of EFactor.  This transaction closed on February 11, 2013.  As a result of the Exchange Agreement with EFactor, certain EFactor shareholders were appointed to the Company’s Board of Directors and David Rector, the Company’s sole officer and director, resigned. The resignation of Mr. Rector, and the appointment of new directors, which actions effect a change in the majority of our Board of Directors were effective with the close of the Exchange Agreement. Regarding the changes to our Board of Directors, the following occurred February 11, 2013:

•

David S. Rector resigned from the Company’s Board of Directors;

•

Adriaan Reinders was appointed to the Company’s Board of Directors;

•

Marion Freijsen was appointed to the Company’s Board of Directors;

•

James E. Solomon was appointed to the Company’s Board of Directors; and

•

Thomas Trainer was appointed to the Company’s Board of Directors

Mr. Rector submitted his resignation from the Board of Directors to the Board of Directors, effective upon the Company’s completion of the appropriate procedures to appoint additional members to the Company’s Board of Directors under Rule 14f-1 or Regulation 14-C, as applicable.

Voting for the election of directors is non-cumulative, which means that a simple majority of the shares voting may elect all of the directors.  Each share of common stock is entitled to one (1) vote and, therefore, has a number of votes equal to the number of authorized directors. Each share of Series A Convertible Preferred Stock is entitled to twenty-five (25) votes and therefore, has a number of votes equal to twenty-five times the number of directors.

Although the Company’s management expects that each of the following nominees will be available to serve as a director, in the event that any of them should become unavailable prior to being appointed, a replacement will be appointed by a majority of the then-existing Board of Directors.  Management has no reason to believe that any of its nominees, if elected, will be unavailable to serve.  All nominees are expected to serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified.

Nominees For Election As Director

The following table sets forth certain information with respect to persons nominated by the Board of Directors of the Company for election as Directors of the Company and who will be elected following the effective date of the actions in this Information Statement:

Name	Age	Position(s)

Adriaan Reinders	68	President, Chief Executive Officer and Director

Marion Freijsen	50	Chief Operating Officer and Director

James E. Solomon	63	Chief Financial Officer and Director

Thomas Trainer	66	Director

Brian Banmiller	69	Nominee for Director

Adriaan Reinders has launched numerous businesses from the ground-up, growing and selling them through all economic cycles. He has created multiple businesses through a roll-up strategy, the largest of which had 1,110 employees and was sold to British Telecom. He is the Co-Founder and Chief Executive Officer (CEO) of The E-Factor Corp., a global social network for entrepreneurs providing them with online and offline support regarding funding, business development, cost savings and knowledge Mr. Reinders oversees the daily operations of the company, and his responsibilities include locating funds for company expansion. Mr. Reinders is also the Co-Founder and until 2010 served as an Executive Board Member of OHM Inc., a sales consulting firm serving emerging technology companies. Further, he was a founder and served as the Acting Chief Executive Officer of Supply Chain Solutions B.V., a global business solutions firm specializing in supply chain management and software services for the U.S. pharmaceutical manufacturers and large European retailers. In 1989, Mr. Reinders founded Rijnhaave, a Netherlands information technology company specializing in systems integration, and subsequently executed six acquisition transactions in the Netherlands and the U.S. before selling the company to Syntegra, a subsidiary of British Telecom. In 1975, Mr. Reinders founded Microlife, a Netherlands information technology firm specializing in customer services and training for mainframe environments. Mr. Reinders’ extensive engagements include serving as a board member of the Kelley School of Business at the University of Indiana, the Executive Chairman of Artilium (a publicly held company), and a former Board Member of Global IT Division of British Telecom. He is also a frequent speaker and a published author with books on entrepreneurial networking and social media. Mr. Reinders holds a degree in Social Geography from the University of Amsterdam.

Marion Freijsen is the Co-Founder and Chief Operating Officer (COO) of E-Factor Corp., the world’s largest global social network for entrepreneurs providing members with online and offline support regarding funding, business development, cost savings and knowledge.  Ms. Freijsen was responsible for and managed the build of the E-Factor platform. E-Factor has approximately 700,000 members in the U.S. and provides 60 events annually across the U.S.  Ms. Freijsen is also the owner of Elegio BV, a Netherlands company providing business consulting and management expertise in the areas of strategy, vision, finance, international expansion and business development for clients such as ING, Lloyds, BASF and Numico.  In addition, Ms. Freijsen is the founder and the former Chief Executive Officer (CEO) and Executive Board Member of OHM Inc., a sales consulting firm serving emerging technology companies.  Ms. Freijsen co-launched OHM Business Development with no outside investment, and in five years established a portfolio of more than 100 clients.  Her expertise includes arranging meetings for clients with the senior management and/or board members of Fortune 1500 companies, such as HSBC, Barclays Bank, ING, BP, Shell and Exxon.  Ms. Freijsen’s background includes serving as a former Vice President (Central Europe) for Currenex Ltd., Commercial Director of Speedport NV, Country Manager (Benelux) for Newsedge Corp., Major Account Manager for ICV Ltd. / S&P Comstock, and Account Manager for Bloomberg Financial Markets.  Ms. Freijsen is the co-author of two books (the most recent published in November 2012 called “The E-Factor: Entrepreneurship in the Social Media Age”). She is a frequent speaker at global conferences in cities such as New York, Boston, San Francisco, London, Amsterdam and Berlin. In 2012 she was invited to participate in the debate by the White House committee on Job Creation and she critiqued one of the presidential debates on Wall Street Journal TV from a Small Business perspective.  Ms. Freijsen holds a marketing degree from the Chartered Institute of Marketing in London.

Brian Banmiller is one of the nation's most respected broadcast journalists, commentators and public speakers. Brian has reported on the rise, decline and rebirth of Silicon Valley, the fall of communism in Russia, the rise of capitalism in China, the threat of war in Korea, the future of Hong Kong, economic instability in the Philippines, the crisis in Northern Ireland and the economic impact of Germany's reunification. He has interviewed Presidents Bill Clinton and George H.W. Bush, Soviet President Mikhail Gorbachev and entrepreneurs Bill Gates, Charles Schwab, Donald Trump, William Hewlett, David Packard and Michael Dell among many others. Brian's professional credentials include working as a business journalist, commentator and public speaker. He has a 30-year affiliation with CBS News Radio as a National Business Reporter. As the Business Editor for KTVU Channel 2 News, Oakland, California, from 1989 to 2005, Brian established himself as one of northern California's authorities on the economy. For seven years, he served as Executive Producer, Anchor & Chief Correspondent of the national television business news magazine, “On the Money with Brian Banmiller,” and for five years as Managing Editor and Co-Anchor of “Silicon Valley Business”. Prior to joining KTVU, Brian was a Contributing Correspondent for “The Wall Street Journal Report on Television.”  Brian is received a business degree from Villanova University 1966. He has also served five years in the United States Air Force where he obtained the rank of Captain. While in the military service Brian’s last assignment was as a top-secret courier while based in Teheran, Iran.

James E. Solomon is a Certified Public Accountant (CPA) and has served as a Chief Financial Officer (CFO), Director and Audit Committee Chairman of several publicly held companies.  Since 2008, Mr. Solomon has been the Chief Financial Officer and a Director of Broadcast International.  From 2001 – 2008, he served as a Director of Nevada Chemicals Company, and from 1990 – 2001, he was a Director of Lifshultz Industries. Mr. Solomon has served as the Audit Committee Chairman for Broadcast International, Nevada Chemicals Company, and Lifshultz Industries, all publicly held companies.

Thomas Trainer is a well-recognized and awarded leader in the business technology field. Throughout the course of his 40-year career, he has assisted companies such Citigroup, PepsiCo, Reebok , Eli Lilly &Company and Joseph E. Seagram to the forefront of their Industries, in his role as their Global Chief Information Officer. His list of accomplishments include;

•

Recipient of “The Albert Einstein Award” for career achievement in Information Technology [2005].

•

Receipt of InformationWeek Magazine’s “CIO of The Year” award, for his leadership of Reebok’s Global Business Process/Technology Redesign [1994].

•

Tribute in CIO Magazine’s 10th Anniversary Edition as “The Quintessential CIO”, for his vision and leadership [1998].

•

Inclusion as a member of select Industry and Government Task Forces on Technology [1996-1999]

•

Leadership of a Cross-Healthcare Industry study, on “The Internet’s Impact on Healthcare”.

In 1996, Mr. Trainer helped found “The Working Council of CIOs of The Advisory Board” and “The Pharmaceutical Research and Manufacturers Association (PHARMA) CIO Forum. He has lectured internationally on business and technology issues, including “The World Congress of Information Technology” in Washington, DC in 1998; and various conferences sponsored by The Economist, Forbes, BusinessWeek, Fortune, and Financial Times. In 2009 he keynoted in Beijing the “Inaugural Sino-American CIO Conference”. Mr. Trainer has also been profiled on CBS TV’s “American Edition” and CNBC’s “Technology Edge” Broadcast programs.

Family Relationships

There are no family relationships between or among the above Directors, executive officers or persons nominated or charged by us to become directors or executive officers. However, Roeland Reinders, one of the three co-founders of EFactor is the adult son of Adriaan Reinders, the Company’s President and Chief. Roeland Reinders is considered an affiliate of the Company

Conflicts of Interest

Potential conflicts of interest are inherent in the relationships between the Company and its officers and directors.  From time to time, one or more of the Company’s affiliates may form or hold an ownership interest in and/or manage other businesses both related and unrelated to the type of business that we own and operate.  These persons expect to continue to form, hold an ownership interest in and/or manage additional other businesses which may compete with the Company’s business with respect to operations, including financing and marketing, management time and services and potential customers. These activities may give rise to conflicts between or among the interests of the Company and other businesses with which the Company’s affiliates are associated.  The Company’s affiliates are in no way prohibited from undertaking such activities, and neither the Company nor its shareholders will have any right to require participation in such other activities. Further, because the Company intends to transact business with some of its officers, directors and affiliates, as well as with firms in which some of its officers, directors or affiliates have a material interest, potential conflicts may arise between the respective interests of us and these related persons or entities.  The Company believes that such transactions will be effected on terms at least as favorable to the Company as those available from unrelated third parties.

With respect to transactions involving real or apparent conflicts of interest, the Company has adopted policies and procedures which require that: (i) the fact of the relationship or interest giving rise to the potential conflict be disclosed or known to the directors who authorize or approve the transaction prior to such authorization or approval, (ii) the transaction be approved by a majority of the Company’s disinterested outside directors, and (iii) the transaction be fair and reasonable to the Company at the time it is authorized or approved by its directors.

The Company’s policies and procedures regarding transactions involving potential conflicts of interest are not in writing.  The Company understands that it will be difficult to enforce its policies and procedures and will rely and trust its officers and directors to follow the policies and procedures.  The Company will implement our policies and procedures by requiring the officer or director who is not in compliance with its policies and procedures to remove himself and the other officers and directors will decide how to implement the policies and procedures, accordingly.

Involvement in Certain Legal Proceedings

To the best of its knowledge, none of the Company’s directors or executive officers has been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, or has been a party to any judicial or administrative proceeding during the past five years that resulted in a judgment, decree, or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws, except for matters that were dismissed without sanction or settlement. Except as set forth in our discussion below in “Certain Relationships and Related Transactions, and Director Independence – Transactions with Related Persons,” none of its directors, director nominees, or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates, or associates which are required to be disclosed pursuant to the rules and regulations of the Commission.

 Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons who own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company.  Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. During the most recent fiscal year, to the Company’s knowledge, the following delinquencies occurred:

Name	No. of Late Reports	No. of Transactions Reported Late	No. of Failures to File
Adriaan Reinders	0	0	0
Marion Freijsen	0	0	0
James E. Solomon	0	0	0
Thomas Trainer	0	0	0
David S. Rector	0	0	0

Board Meetings and Committees

During the 2011 and 2012 fiscal years to date, the Board of Directors met on a regular basis and took written action on numerous other occasions.  All the members of the Board of Directors attended the meetings.  The written actions were by unanimous consent.

Code of Ethics

The Company has not adopted a written code of ethics, because it believes and understands that its officers and directors adhere to and follow ethical standards without the necessity of a written policy.

Audit Committee

The Company does not currently have an audit committee.

Compensation Committee

The Company does not currently have a compensation committee.

Director Compensation

The following table sets forth director compensation for fiscal year 2012 through September 30, 2012:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Adriaan Reinders	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Marion Freijsen	-0-	-0-	-0-	-0-	-0-	-0-	-0-

James E. Solomon	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Thomas Trainer	-0-	-0-	-0-	-0-	-0-	-0-	-0-

David S. Rector	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Certain Relationships and Related Transactions, and Director Independence

The Company has not entered into or been a participant in any transaction in which a related person had or will have a direct or indirect material interest in an amount that exceeds the lesser of $120,000 or 1% of the average of the Company’s total assets for the last three completed fiscal years.

The Company does not have a written policy concerning the review, approval, or ratification of transactions with related persons.

The Company does not have an audit, compensation, or nominating committee.

Currently, one of the Company’s directors, Thomas Trainer, is considered independent. Following the 20-day Period, with the addition of Brian Banmiller to the Board of Directors, the Company will have two independent directors.  Because the Company’s common stock is not currently listed on a national securities exchange, the Company has used the definition of “independence” of The NASDAQ Stock Market to make this determination.  NASDAQ Listing Rule 5605(a)(2) provides that an “independent director” is a person other than an officer or employee of the company or any other individual having a relationship that, in the opinion of the company’s Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.  The NASDAQ listing rules provide that a director cannot be considered independent if:

•

the director is, or at any time during the past three years was, an employee of the company;

•

the director or a family member of the director accepted any compensation from the company in excess of $120,000 during any period of 12 consecutive months within the three years preceding the independence determination (subject to certain exclusions, including, among other things, compensation for board or board committee service);

•

a family member of the director is, or at any time during the past three years was, an executive officer of the company;

•

the director or a family member of the director is a partner in, controlling stockholder of, or an executive officer of an entity to which the company made, or from which the company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year or $200,000, whichever is greater (subject to certain exclusions);

•

the director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three years, any of the executive officers of the company served on the compensation committee of such other entity; or

•

•

the director or a family member of the director is a current partner of the company’s outside auditor, or at any time during the past three years was a partner or employee of the company’s outside auditor, and who worked on the company’s audit.

Mr. Reinders, Mr. Solomon and Ms. Freijsen are not considered independent because they each serve as an executive officer of the Company.

ACTION TWO

AMENDMENT TO THE COMPANY’S

ARTICLES OF INCORPORATION TO CHANGE

THE NAME OF THE COMPANY, INCREASE THE

AUTHORIZED PREFERRED AND COMMON STOCK,

AND EFFECT A 1-FOR-40 REVERSE STOCK SPLIT

Name Change

On March 1, 2013, the Board of Directors of the Company approved, declared it advisable and in the Company’s best interest, and directed that there be submitted to the holders of a majority of the Company’s common stock for approval, the prospective amendment to the Company’s Articles of Incorporation to change the name of the Company to EFactor Group Corp. (the “Name Change Amendment”).  On March 1, 2013, stockholders of the Company owning a majority of the Company’s outstanding voting stock (the “Majority Stockholders”) approved the Name Change Amendment by written consent, in lieu of a special meeting of the stockholders.

The Board of Directors of the Company and the Majority Stockholders believe that it is advisable and in the Company’s best interests to authorize and approve the Name Change Amendment in order to more accurately reflect changes in the Company’s business focus.  As disclosed in the Company’s Current Report on Form 8-K filed with the SEC on February 14, 2013, the Company’s new business focus is owning, operating and administering certain assets related to a social media network, on- and offline content and interest in a subsidiary that conducts business operations as EQMentor and certain other intellectual property.

The Name Change Amendment, a copy of which is attached to this Information Statement as Exhibit A, will be filed with the Nevada Secretary of State with an expected effective date of July [__], 2013.

Increase the Authorized Preferred and Common Stock

General

On March 1, 2013, the Board of Directors of the Company approved, declared it advisable and in the Company’s best interest and directed that there be submitted to the holders of a majority of the Company’s voting stock for approval, the prospective amendment to the Fourth Article of the Company’s Articles of Incorporation to (i) increase the authorized preferred stock from 10,000,000 shares, par value $0.001, to 20,000,000 shares, par value $0.001; and (ii) increase the authorized common stock from 100,000,000 shares, par value $0.001, to 175,000,000 shares, par value $0.001 (the “Increase in Authorized Amendment”). On March 1, 2013, the Majority Stockholders approved the Increase in Authorized Amendment by written consent, in lieu of a special meeting of the stockholders.

Reasons for the Increase in Authorized Amendment

A.

Share Exchange Agreement Between the Company and The E-Factor Corp.

On February 1, 2013, the Company entered into an Acquisition and Share Exchange Agreement (the “Exchange Agreement”) by and among (i) the Company (ii) The E-Factor Corp. (“EFactor”), and (iii) certain shareholders of EFactor, pursuant to which 20 holders of approximately 70% of the outstanding common stock of EFactor transferred to the Company 6,580,250 of the common stock of EFactor in exchange for the issuance of: (a) 50,000,000 shares (the “Shares”) of the Company’s common stock; (b) 5,000,000 shares of preferred stock called the “Series A Convertible Preferred Stock”; and (c) approximately 22,120,956 additional shares of the Company’s common stock upon the effectiveness of a reverse stock split of the Company’s common stock (such transaction, the “Share Exchange”). This transaction closed on February 11, 2013.  As a result of the Share Exchange, EFactor became a majority-owned subsidiary of the Company.  The Company is now a holding company with all of our operations conducted through EFactor, which primarily consist of owning, operating and administering certain assets related to a social media network, on- and offline content and interests in a subsidiary that conducts business operations such as EQMentor and certain other intellectual property.

At present the Company has insufficient authorized shares of common stock to fully satisfy its obligation to issue common stock to the EFactor shareholders under the Exchange Agreement.  As a result, the Company must effect a reverse stock split.  Under the Exchange Agreement it is contemplated that the Company will effect a 1-for-40 reverse stock split after which additional shares of the Company’s common stock will be issued to the 20 holders of EFactor’s common stock that are parties to the Exchange Agreement to make their total shares of the Company’s common stock owned equal to their pro rata portion of the Company’s common stock as if all shareholders of EFactor exchanged their shares in EFactor into the Company’s common stock and such that it would give all the EFactor shareholders a total of 98% of the Company’s then-outstanding common stock.  Pursuant to the Exchange Transaction, the Company also agreed to issue 6,500,000 shares of its common stock to David S. Rector, the Company’s sole officer and director immediately prior to the Closing, and 3,500,000 to Keith Gilmour.  These shares were issued to Messrs. Rector and Gilmour in consideration for prior services to the Company and their assistance in bringing the Share Exchange to fruition (the “Service Shares”).  The Service Shares issued to Mr. Rector and Mr. Gilmour are pre-split shares.  After giving effect to the proposed 1-for-40 reverse stock split the Service Shares will represent approximately 62,500 and 87,500 shares for Messrs. Rector and Gilmour, respectively.

Additionally, of the 5,000,000 shares of Series A Convertible Preferred Stock issued in the Share Exchange, 2,500,000 will automatically convert into approximately 12,906,222 shares of the Company’s common stock on the effective date of, and after giving effect to, the 1-for-40 reverse stock split of the Company’s common stock.  After one-half of the shares of Series A Preferred Stock are converted to the Company’s common stock, the remaining shares of Series A Preferred Stock shall not be convertible. The key rights and preferences associated with the Series A Convertible Preferred Stock are summarized below:

•

Dividend Rights. When, as and if declared by our Board, noncumulative dividends in an amount equal to any dividends or other distribution on the Common Stock

•

Participation Rights. Pro rata on the Common Stock and the Series A Convertible Preferred Stock on a pari passu basis according to the number of shares of Common Stock held by such holders, where each holder of shares of Series A Convertible Preferred Stock is to be treated for this purpose as holding the number of shares of Common Stock to which the holders thereof would be entitled if they converted their shares of Series A Convertible Preferred Stock at the time of such dividend.

•

Liquidation Rights.  In the event of any liquidation, dissolution or winding up the holders of each share of Series A Convertible Preferred Stock then outstanding shall be entitled to be paid, out of the available funds and assets, and prior and in preference to any payment or distribution (or any setting apart of any payment or distribution) of any available funds and assets on any shares of Common Stock or subsequent series of preferred stock, and in equal preference with any prior series of preferred stock, an amount per share equal to the original issue price of the Series A Convertible Preferred Stock plus all declared but unpaid dividends on the Series A Convertible Preferred Stock.  If upon any liquidation, dissolution or winding up of the Company, the available funds and assets shall be insufficient to permit the payment to holders of the Series A Convertible Preferred Stock of their full preferential amount as described in this subsection, then all of the remaining available funds and assets shall be distributed among the holders of the then outstanding Series A Convertible Preferred Stock pro rata, according to the number of outstanding shares of Series A Convertible Preferred Stock held by each holder thereof.

•

Merger or Sale of Assets. A reorganization or any other consolidation or merger with or into any other corporation, or any other sale of all or substantially all of the assets, shall not be deemed to be a liquidation, dissolution or winding up and the Series A Convertible Preferred Stock shall be entitled only to (i) the right provided in any agreement or plan governing the reorganization or other consolidation, merger or sale of assets transaction, (ii) the rights contained in the General Corporation Law of the State of Nevada and (iii) the rights contained in the Certificate of Designation.

•

Conversion Rights. (i) Mandatory Conversion of Preferred Stock.   For the holders of the 5,000,000 shares of Series A Preferred Stock one-half of the shares of Series A Convertible Preferred Stock will collectively be automatically converted into approximately 12,906,222 shares of our common stock on the effective date of, and after giving effect to, a 1-for-40 reverse stock split of the Company’s common stock; and (ii) Voluntary Conversion of Preferred Stock.  After one-half of the shares of Series A Preferred Stock are converted to our common stock in accordance with (i) above, the remaining shares of Series A Preferred Stock are not convertible.

•

Redemption.  We do not have any redemption rights relating to the Series A Convertible Preferred Stock.

•

Voting Provisions.  Each share of Series A Convertible Preferred Stock shall be entitled to twenty- five (25) votes on any matter properly brought before our common stockholders for a vote.

Immediately prior to closing the Exchange Agreement, the Company’s shareholders owned 33,458,880 shares of the Company’s common stock, which represented 100% of the Company’s outstanding voting securities. Immediately upon the closing of the Exchange Agreement, the Company’s shareholders owned 33,458,880 shares of the Company’s common stock, which represented 35.8% of the Company’s outstanding common stock and 15.3% of the Company’s outstanding voting rights.  Assuming the completion of the contemplated 1-for-40 reverse stock split, the Company’s shareholders will own approximately 836,472 shares of the Company’s common stock which will represent approximately 2.2% of the Company’s outstanding common stock and less than 1% of the Company’s outstanding voting rights after giving effect to (i) the issuance of the approximately 22,120,956 additional shares of the Company’s common stock to the 20 EFactor shareholders that are parties to the Exchange Agreement, and (ii) the automatic conversion of 2,500,000 shares of Series A Convertible Preferred Stock into approximately 12,906,222  shares of the Company’s common stock. Therefore, after the completion of all the transactions contemplated under the Exchange Agreement, the Company’s shareholders that owned 100% of the Company’s outstanding common stock and voting rights prior to the transaction will own approximately 2.2% and less than 1%, of the Company’s outstanding common stock and voting rights, respectively.

B.

Potential Transaction with Home Training Initiative Ltd.

On January 8, 2013, EFactor, now the Company’s majority-owned subsidiary, entered into a Share Exchange Agreement with Five5Five PTE Ltd. (“Five5Five”), the sole shareholder of Home Training Initiative Ltd, a United Kingdom company (“HT”) to acquire all of the capital stock of HT in exchange for 2,700,000 shares of the EFactor’s common stock (the “HT Exchange Shares”).  HT is an online learning and workforce development provider that offers an innovative and highly scalable range of online and blended learning programs to deliver workforce development training. In addition to its accredited learning programs, HT delivers a spectrum of services for individuals and organizations of all sizes – including job creation and job brokerage, personal and workforce development and online (non-accredited) short courses.  Upon satisfaction of the conditions to closing, HT will operate as a wholly owned subsidiary of EFactor.

As a result of the Company closing the Share Exchange with Standard Drilling, Inc., as well as needing to clarify certain provisions of the Share Exchange Agreement with Five5Five PTE Ltd., on May 7, 2013, EFactor entered into an Amendment No. 1 to the Share Exchange Agreement with Five5Five PTE Ltd.  Under the terms of the amendment, the parties clarified the fact that the transaction contemplated by the Share Exchange Agreement had not closed and agreed that the following clarifications and amendments needed to be made to the Share Exchange Agreement, including setting forth the conditions that needed to be fulfilled (or waived) by the parties before the transaction could close:

1)

The shares to be issued to Five5Five PTE Ltd in exchange for the shares of HT will be shares of common stock of the Company, not EFactor, restricted in accordance with Rule 144.  Specifically, at the Closing, Five5Five PTE Ltd will exchange 100,000 shares of HT common stock, representing 100% of the issued and outstanding securities of HT, for 13,319,100 shares of the Company’s common stock, which shares will be post-reverse split shares after taking into account the contemplated 1-for-40 reverse stock split contemplated by the Company.

2)

The Transaction will not close until the following conditions are met

a.

The Company/EFactor has provided One Hundred Fifty Thousand Dollars (US$150,000) to HT to be used by HT for working capital purposes;

b.

The Company has filed all reports required by the SEC as a “reporting company” under the Securities Exchange Act of 1934, as amended;

c.

HT has provided the Company U.S. GAAP-compliant financial statements of HT for the two (2) years ended December 31, 2012 and 2011, as well for the three months ended March 31, 2013 and 2012 (and for any subsequent periods if the transaction does not close by June 30, 2013);

d.

HT has changed its fiscal year end to December 31st;

e.

HT has provided the Company/EFactor with an opinion of legal counsel, satisfactory to the Company/EFactor, that the exchange of the shares of HT for the shares of the Company’s common stock meets all applicable laws of the United Kingdom for the transfer of such shares; and

f.

The Company has completed a 1-for-40 reverse stock split of its common stock, as already contemplated by the Company’s management.

3)

Once the above conditions have been satisfied the parties will close the transaction, assuming all other conditions and representations and warranties, as applicable, are accurate as of the Closing.

As noted above, if all the conditions to closing the transaction with HT are satisfied and the parties close the transaction, then the Company would be obligated to issue HT 13,319,100 shares of the Company’s common stock, which shares will be post-reverse split shares after taking into account the 1-for-40 reverse stock split contemplated by the Company.  Currently, the Company does not have sufficient shares of its common stock authorized to close the potential transaction with HT.  However, once the Company completes the increase in its authorized common stock and the 1-for-40 reverse stock split of its common stock, the Company will have sufficient shares of its common stock to issue HT the required shares if the parties satisfy all of the conditions for closing the contemplated Transaction.  Since the Company does not know if it will close the proposed transaction with HT it is not providing any information regarding HT in this Information Statement.  However, if the Company and HT meet all conditions to closing or if the Company believes all conditions will be met, then the Company will provide detailed information about the Company, including audited financial statements of HT, to the Company’s shareholders in the form of another Information Statement, or other proper filing, prior to closing the transaction.

C.

Limited Authorized Capital

Currently, the Company is authorized to issue 10,000,000 shares of Preferred Stock and 100,000,000 shares of Common Stock.  Of the 10,000,000 of Preferred Stock authorized, as of the Record Date, there were 5,000,000 shares of Series A Convertible Preferred Stock outstanding.  Of the 5,000,000 shares Series A Convertible Preferred Stock outstanding, 50% are convertible into 12,906,222 shares of our common stock upon the effectiveness of a 40-for-1 reverse stock split of the Company’s common stock.

Of the 100,000,000 shares of Common Stock authorized, as of the Record Date, there were [93,458,880] shares of Common Stock issued and outstanding, and 1,000,000 shares of Common Stock reserved for issuance upon the exercise of outstanding options. Consequently, the Company has a limited number of shares of Common Stock available for general corporate purposes.

As a general matter, the Board of Directors does not believe the currently available number of unissued shares of Preferred and Common Stock is an adequate number of shares to assure that there will be sufficient shares available for issuance in connection with possible future acquisitions, equity and equity-based financings, possible future awards under employee benefit plans, stock dividends, stock splits, and other corporate purposes.  Therefore, the Board of Directors and Majority Stockholders approved the increase in authorized shares of Preferred and Common Stock as a means of providing the Company with the flexibility to act with respect to the issuance of either the Preferred or Common Stock or securities exercisable for, or convertible into, Preferred or Common Stock in circumstances which they believe will advance the interests of the Company and its stockholders without the delay of seeking an amendment to the Certificate of Incorporation at that time.

The Board of Directors is considering, and will continue to consider, various financing options, including the issuance of either Preferred or Common Stock or securities convertible into Common Stock from time to time to raise additional capital necessary to support future growth of the Company.  As a result of the Increase in Authorized Amendment, the Board of Directors will have more flexibility to pursue opportunities to engage in possible future capital market transactions involving either the Preferred or Common Stock or other securities convertible into Common Stock, including, without limitation, public offerings or private placements of such Common Stock or securities convertible into Common Stock.

In addition, the Company’s growth strategy may include the pursuit of selective acquisitions to execute its business plan.  The Company could also use the additional Preferred and Common Stock for potential strategic transactions, including, among other things, acquisitions, spin-offs, strategic partnerships, joint ventures, restructurings, divestitures, business combinations and investments.

Ability of the Board to Issue Stock; Certain Issuances Requiring Shareholder Approval

The additional shares of Preferred and Common Stock authorized by the Increase in Authorized Amendment may be issued for any proper purpose from time to time upon authorization by the Board of Directors, without further approval by the stockholders unless required by applicable law, rule or regulation, including, without limitation, rules of any trading market that the Company’s Common Stock may trade on at that time.  Shares may be issued for such consideration as the Board of Directors may determine and as may be permitted by applicable law.

Interest of the Directors and Officers of the Company in the Increase in Authorized Amendment

The current officers and directors of the Company and the officers and directors of the Company when the Increase in Authorized Amendment was approved by the Board of Directors do not have any substantial interest, direct or indirect, in the approval of the Increase in Authorized Amendment, other than as stockholders of the Company.

Effects of the Increase in Authorized Amendment

The increase in authorized shares of Preferred and Common Stock was not approved as a means of preventing or dissuading a change in control or takeover of the Company.  However, use of these shares for such a purpose is possible.  Authorized but unissued or unreserved shares of either Preferred and/or Common Stock, for example, could be issued in an effort to dilute the stock ownership and voting power of persons seeking to obtain control of the Company or could be issued to purchasers who would support the Board of Directors in opposing a takeover proposal.  In addition, the increase in authorized shares of Preferred and Common Stock may have the effect of discouraging a challenge for control or make it less likely that such a challenge, if attempted, would be successful.  The Board of Directors and executive officers of the Company have no knowledge of any current effort to obtain control of the Company or to accumulate large amounts of Common Stock.

The holders of Common Stock are not entitled to preemptive rights with respect to the issuance of additional Common Stock or securities convertible into or exercisable for Common Stock.  Accordingly, the issuance of additional shares of Common Stock or such other securities might dilute the ownership and voting rights of stockholders.

The holders of Common Stock will not realize any dilution in their percentage of ownership of our company or their voting rights as a result of the increase.  However, issuances of significant numbers of additional shares of Common Stock in the future (i) will dilute stockholders’ percentage ownership of our company and (ii) if such shares are issued at prices below what current stockholders paid for their shares, may dilute the value of current stockholders’ shares.

The Increase in Authorized Amendment does not change the terms of the Preferred or Common Stock.  The additional shares of Preferred Stock will be subject to those rights, preferences and privileges the Company’s Board of Director’s determine at their discretion.  The Common Stock for which authorization is sought will have the same voting rights and liquidation rights, the same rights to dividends and distributions and will be identical in all other respects to the Common Stock now authorized.

The Increase in Authorized Amendment, a copy of which is attached to this Information Statement as Exhibit A, will be filed with the Nevada Secretary of State with an expected effective date of July [__], 2013.

General

On March 1, 2013, the Board of Directors and Majority Stockholders of the Company approved by written consent, in lieu of a special meeting of stockholders, amend the Company’s Articles of Incorporation to effect a 1-for-40 reverse split of the Company’s Common Stock (the “Reverse Stock Split”).

Effects of Reverse Split

The corporate action provides for the combination of our presently issued and outstanding shares of Common Stock into a smaller number of shares of identical Common Stock. This is known as a "reverse stock split."  Under the proposal, each forty (40) shares of our presently issued and outstanding Common Stock as of the close of business on the effective date of the approved director’s resolution will be converted automatically into one (1) share of our post-reverse stock split Common Stock.  Fractional shares and "odd lots" of less than 100 shares of Common Stock will not be issued.  Instead, we will issue one hundred full shares of our post-reverse stock split Common Stock to any stockholder who would have been entitled to receive a fractional share or an "odd lot" of less than 100 shares of Common Stock as a result of the reverse stock split.

Each stockholder will hold the same percentage of our outstanding Common Stock immediately following the reverse stock split as he or she did immediately prior to the reverse stock split, except for adjustments required due to the treatment of fractional shares and "odd lots" of less than 100 shares. The Reverse Split does not change the number of authorized shares of Common Stock.

Reasons for the Reverse Stock Split

The primary purposes of the reverse stock split are to:

• Increase the per share price of our Common Stock; and

• Provide the Company with the flexibility to issue additional shares to facilitate future acquisitions and financings.

The reduction in the number of issued and outstanding shares of Common Stock to result from the reverse stock split is expected to increase the market price of the Common Stock to a level above the current market trading price. While the Board believes that the shares of Common Stock will trade at higher prices than those which have prevailed in the recent past, there can be no assurance that such increase in the trading price will occur or, if it does occur, that it will equal or exceed the direct arithmetical result of the reverse stock split because there are numerous factors and contingencies which could affect our market price.

The Company’s Common Stock is currently quoted on the OTC Market Groups, Inc. OTCQB under the symbol “STDR.” A higher per share price for the Common Stock may enable the Company to meet minimum bid price criteria for initial listing of the Common Stock on a national securities exchange at such time as we implement our future business plans. Because trading of our Common Stock is conducted in the over-the-counter market, an investor could find it more difficult to dispose of, or to obtain accurate quotations as to the market value of, the Common Stock. In addition, because the Common Stock is not listed on a national securities exchange and presently trades at less than $5.00 per share, trading in our Common Stock is subject to the requirements of certain rules promulgated under the Exchange Act, which require additional disclosure by brokers or dealers in connection with any trades involving a stock defined as a "penny stock." Because our Common Stock is presently classified as a "penny stock," prior to effectuating any transaction in our Common Stock, a broker or dealer is required to make a suitability determination as to the proposed purchaser of our Common Stock and to receive a written agreement, meeting certain requirements. The additional burdens imposed upon brokers or dealers by such requirements could discourage brokers or dealers from effecting transactions in our Common Stock, which could limit the market liquidity of our Common Stock and the ability of investors to trade our Common Stock.

The Board believes that the reverse stock split also could result in a broader market for our Common Stock than the current market. Many institutional investors are unwilling or unable due to investment restrictions to invest in companies whose stock trades at less than $5.00 per share. Many investment advisors are subject to internal restrictions on their ability to recommend stocks trading at less than $5.00 per share because of a general presumption that such stocks may be highly speculative. In addition, stocks trading at less than $5.00 per share may not be marginable under the internal policies of some investment firms. The reverse stock split is anticipated to result in a price increase for our Common Stock relieving, to some extent, the effect of such limitations on the market for our Common Stock. Additionally, brokerage commissions on the sale of lower priced stocks often represent a higher percentage of the sales price than commissions on relatively higher priced stocks. The expected increase in trading price may also encourage interest and trading in our Common Stock and possibly promote greater liquidity for our stockholders. We also believe that the current per share price of our Common Stock has or may have a negative effect on our ability to use our Common Stock in connection with possible future transactions such as financings, strategic alliances, acquisitions and other uses not presently determinable. However, there can be no assurances that the reverse stock split will have the desired consequences.

Effects of the Reverse Stock Split

The reverse stock split will be effected and will be effective upon a date on or after the expiration of the 20-day Period after the mailing of this Information Statement. The 20-day Period is expected to conclude on or about July [__], 2013.

Adoption of the reverse stock split will reduce the shares of Common Stock outstanding on the record date but will not affect the number of authorized shares of Common Stock. The reverse stock split also will have no effect on the par value of the Common Stock. The effect of the reverse split upon holders of Common Stock will be that the total number of shares of our Common Stock held by each stockholder will be automatically converted into the number of whole shares of Common Stock equal to the number of shares of Common Stock owned immediately prior to the reverse stock split divided by forty (40), adjusted for any fractional shares or "odd lots" of less than 100 shares. Each of our stockholders will continue to own shares of Common Stock and will continue to share in the assets and future growth of the Company as a stockholder. Each stockholder that currently owns fewer than four thousand (4,000) shares of Common Stock will receive one hundred (100) whole shares of Common Stock as a result of the reverse stock split.

Each stockholder's percentage ownership interest in the Company and proportional voting power will change due to adjustments for fractional shares or "odd lots" of less than 100 shares. The rights and privileges of the holders of shares of Common Stock will be substantially unaffected by the reverse stock split. As soon as practicable after the expiration of the 20-day Period, we will cause a letter of transmittal to be forwarded to each holder of record of shares of our Common Stock outstanding as of such date. The letter of transmittal will contain instructions for the surrender of certificates representing shares of pre-reverse stock split Common Stock to our transfer agent in exchange for certificates representing the number of whole shares of post-reverse stock split Common Stock into which the shares of pre-reverse stock split common stock have been converted as a result of the reverse stock split.

No Dissenters Rights

In connection with the approval of the Reverse Split, shareholders of the Company will not have a right to dissent and obtain payment for their shares under the Nevada Revised Statutes, the Articles of Incorporation or Bylaws.

Accounting Matters

The Reverse Split will not affect the par value of the Company’s Common Stock.  As a result, on the effective date of the Reverse Split approved by the Company’s Board of Directors, the stated capital on the Company’s balance sheet attributable to Common Stock would be increased from then current amount by a factor that equals the Reverse Split ratio, and the additional paid-in capital account would be debited with the amount by which the stated capital is increased.  The per share net income or loss and net book value per share will be increased because there will be less shares issued and outstanding.

Tax Consequences to Common Stockholders

The following discussion sets forth the material United States federal income tax consequences that the Company’s management believes will apply with respect to the Company and the shareholders of the Company who are United States holders at the effective time of the Reverse Split.  This discussion does not address the tax consequences of transactions effectuated prior to or after the Reverse Split, including, without limitation, the tax consequences of the exercise of options, warrants or similar rights to purchase stock.  For this purpose, a United States holder is a shareholder that is: (i) a citizen or resident of the United States, (ii) a domestic corporation, (iii) an estate whose income is subject to United States federal income tax regardless of its source, or (iv) a trust if a United States court can exercise primary supervision over the trust’s administration and one or more United States persons are authorized to control all substantial decisions of the trust.  This discussion does not describe all of the tax consequences that may be relevant to a holder in light of his particular circumstances or to holders subject to special rules (such as dealers in securities, financial institutions, insurance companies, tax-exempt organizations, foreign individuals and entities and persons who acquired their Common Stock as compensation).  In addition, this summary is limited to shareholders who hold their Common Stock as capital assets.  This discussion also does not address any tax consequences arising under the laws of any state, local, or foreign jurisdiction.  Accordingly, each shareholder is strongly urged to consult with a tax adviser to determine the particular federal, state, local or foreign income or other tax consequences to such shareholder related to any Reverse Split.

The Reverse Split is intended to be a tax-free recapitalization to the Company and its stockholders, except for those stockholders who receive 100 whole shares of Common Stock in lieu of a fractional share or "odd lots" of less than 100 shares. Stockholders will not recognize any gain or loss for federal income tax purposes as a result of the Reverse Split, except for those stockholders receiving 100 whole shares of Common Stock in lieu of a fractional share or “odd lots” of less than 100 shares (as described below). The holding period for shares of Common Stock after the Reverse Split will include the holding period of shares of Common Stock before the Reverse Split, provided that such shares of Common Stock are held as a capital asset at the effective time of the Amendment. The adjusted basis of the shares of Common Stock after the Reverse Split will be the same as the adjusted basis of the shares of Common Stock before the Reverse Split, excluding the basis of fractional shares and “odd lots” of less than 100 shares. A stockholder who receives 100 whole shares of Common Stock in lieu of a fractional share or “odd lots” of less than 100 shares generally may recognize gain in an amount not to exceed the excess of the fair market value of such 100 whole shares over the fair market value of the fractional share or "odd lots" of less than 100 shares to which the stockholder was otherwise entitled.

THIS SUMMARY IS NOT INTENDED AS TAX ADVICE TO ANY PARTICULAR PERSON.  IN PARTICULAR, AND WITHOUT LIMITING THE FOREGOING, THIS SUMMARY ASSUMES THAT THE SHARES OF COMMON STOCK ARE HELD AS “CAPITAL ASSETS” AS DEFINED IN THE CODE, AND DOES NOT CONSIDER THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY’S STOCKHOLDERS IN LIGHT OF THEIR INDIVIDUAL INVESTMENT CIRCUMSTANCES OR TO HOLDERS WHO MAY BE SUBJECT TO SPECIAL TREATMENT UNDER THE FEDERAL INCOME TAX LAWS (SUCH AS DEALERS IN SECURITIES, INSURANCE COMPANIES, FOREIGN INDIVIDUALS AND ENTITIES, FINANCIAL INSTITUTIONS AND TAX EXEMPT ENTITIES). IN ADDITION, THIS SUMMARY DOES NOT ADDRESS ANY CONSEQUENCES OF ANY FORWARD SPLIT UNDER ANY STATE, LOCAL OR FOREIGN TAX LAWS.  THE STATE AND LOCAL TAX CONSEQUENCES OF ANY FORWARD SPLIT MAY VARY AS TO EACH STOCKHOLDER DEPENDING ON THE STATE IN WHICH SUCH STOCKHOLDER RESIDES.

AS A RESULT, IT IS THE RESPONSIBILITY OF EACH STOCKHOLDER TO OBTAIN AND RELY ON ADVICE FROM HIS, HER OR ITS TAX ADVISOR AS TO, BUT NOT LIMITED TO, THE FOLLOWING: (A) THE EFFECT ON HIS, HER OR ITS TAX SITUATION OF ANY FORWARD SPLIT, INCLUDING, BUT NOT LIMITED TO, THE APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS; (B) THE EFFECT OF POSSIBLE FUTURE LEGISLATION OR REGULATIONS; AND (C) THE REPORTING OF INFORMATION REQUIRED IN CONNECTION WITH ANY REVERSE SPLIT ON HIS, HER OR ITS OWN TAX RETURNS. IT WILL BE THE RESPONSIBILITY OF EACH STOCKHOLDER TO PREPARE AND FILE ALL APPROPRIATE FEDERAL, STATE, LOCAL, AND, IF APPLICABLE, FOREIGN TAX RETURNS.

Tax Consequences for the Company

The Company should not recognize any gain or loss as a result of the Reverse Split.

Share Certificate Transfer Instructions

SHARE CERTIFICATES SHOULD NOT BE SENT TO US OR THE TRANSFER AGENT BEFORE RECEIPT OF SUCH LETTER OF TRANSMITTAL FROM THE COMPANY.

Until a stockholder forwards a completed letter of transmittal, together with certificates representing such stockholder's shares of pre-Reverse Split Common Stock to the transfer agent and receives in return a certificate representing shares of post-Reverse Split Common Stock, such stockholder's pre-Reverse Split Common Stock shall be deemed equal to the number of whole shares of post-Reverse Split Common Stock to which such stockholder is entitled as a result of the Reverse Split.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of June 20, 2013, certain information with respect to the Company’s equity securities owned of record or beneficially by (i) each Officer and Director of the Company; (ii) each person who owns beneficially more than 5% of each class of the Company’s outstanding equity securities; and (iii) all Directors and Executive Officers as a group.

Common Stock

Name and Address of Beneficial Owner(2)	Nature of Beneficial Ownership	Pre-Split No. of Shares(1)		Percent of Class (Pre-Split) (1)	Post-Split No of Shares(6)	Percent of Class (Post-Split)(6)	Percent of Total Voting Rights (Post-Split)(15)

Adriaan Reinders (3)	President, CEO and Director	0	(4)	0%(4)	6,453,111(7)	17.3%	37.8%(13)

Marion Freijsen (3)	COO and Director	0	(5)	0%(5)	6,453,111(8)	17.3%	37.8%(14)

James E. Solomon (3)	Director	1,082,012		1.4%	508,138(9)	1.4%	<1%

Thomas Trainer (3)	Director	1,013,128		1.3%	475,788(10)	1.3%	<1%

Roeland Reinders Weteringschans 47 Huis 1071RW Amsterdam The Netherlands	5% Shareholder	13,328,920		11.76%	6,259,569(11)	16.8%	6.2%

DASPV PTE LTD Tenby House, Essex Rd. Watford WD174EP United Kingdom	5% Shareholder	7,849,975		6.92%	3,686,530(12)	9.9%	3.7%

David S. Rector 1640 Terrace Way Walnut Creek 94597-3902	5% Shareholder	6,500,000		6.95%	162,500	<1%	<1%

All Officers and Directors as a Group (4 persons)		2,095,140	(4)(5)	2.2%	13,890,148	37.2%	13.9%

(1)

As of February 11, 2013, there were 93,458,880 shares of common stock outstanding (pre-prospective split).  Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for the purposes of computing the percentage of any other person.

(2)

Unless indicated otherwise, the address of the shareholder is 424 Clay Street, San Francisco, CA 94111.

(3)

Indicates an officer and/or director of the Company.

(4)

Does not include 2,500,000 shares of our Series A Convertible Preferred Stock owned by Mr. Reinders since such shares are dealt with the below table showing ownership of our Series A Convertible Preferred Stock.

(5)

Does not include 2,500,000 shares of our Series A Convertible Preferred Stock owned by Ms. Freijsen since such shares are dealt with the below table showing ownership of our Series A Convertible Preferred Stock.

(6)

SDI is contemplating a 1-for-40 reverse stock split.  These two columns reflect the post-split numbers based on 37,363,650 shares of our common stock outstanding after the prospective reverse stock split (93,458,880 shares pre-split into 2,336,472 shares of common stock post-split), plus the automatic conversion of 2,500,000 shares Series A Convertible Preferred Shares into 12,906,222 shares of common stock, plus 22,120,956 additional shares of our common stock to be issued to the 20 holders of EFactor common stock under the Exchange Agreement.

(7)

Includes 6,453,111 shares of our common stock from the 1,250,000 shares of Series A Convertible Preferred Stock owned by Mr. Reinders, which automatically converted into our common stock after the prospective 1-for-40 reverse stock split.

(8)

Includes 6,453,111 shares of our common stock from the 1,250,000 shares of Series A Convertible Preferred Stock owned by Mr. Reinders, which automatically converted into our common stock after the prospective 1-for-40 reverse stock split.

(9)

Includes 1,082,012 shares of our common stock issued to Mr. Solomon pre-split, which will reduce to 27,050 shares as a result of the prospective stock split, plus an additional 481,087 post-split shares of our common stock to be issued to Mr. Solomon after the effect of a 40-for-1 reverse split.

(10)

Includes 1,013,128 shares of our common stock issued to Mr. Trainer pre-split, which will reduce to 25,328 shares as result of the prospective stock split, plus an additional 450,460 post-split shares of our common stock to be issued to Mr. Trainer after the effect of a 40-for-1 reverse split.

(11)

Includes 13,328,920 shares of our common stock issued to Mr. Roeland Reinders pre-split, which will reduce to 333,223 shares as a result of the prospective stock split, plus an additional 5,926,346 post-split shares of our common stock to be issued to Mr. Solomon after the effect of a 40-for-1 reverse split.

(12)

Includes 7,849,975 shares of our common stock issued to DASPV PTE Ltd. pre-split, which will reduce to 196,249 shares as a result of the prospective stock split, plus an additional 3,490,280 post-split shares of our common stock to be issued to Mr. Solomon after the effect of a 40-for-1 reverse split.

(13)

Includes 2,500,000 shares of our Series A Convertible Preferred Stock, able to vote at 25 votes per share, or a total of 62,500,000 additional votes on any matter brought before the holders of our common stock for a vote.

(14)

Includes 2,500,000 shares of our Series A Convertible Preferred Stock, able to vote at 25 votes per share, or a total of 62,500,000 additional votes on any matter brought before the holders of our common stock for a vote.

(15)

The last column reflects the total voting rights factoring in the post-split numbers based on 37,363,650 shares of common stock outstanding after the prospective reverse stock split (93,458,880 shares pre-split into 2,336,472 shares of common stock post-split), plus the automatic conversion of 2,500,000 shares Series A Convertible Preferred Shares into 12,906,222 shares of common stock, plus 22,120,956 additional shares of our common stock to be issued to the 20 holders of EFactor common stock under the Exchange Agreement.  For the purposes of these calculations the voting rights of the 2,500,000 shares of Series A Preferred Stock held collectively by Mr. Reinders and Ms. Freijsen (62,500,000 votes) are considered so the total voting rights outstanding are 100,203,111 votes (62,500,000 votes from the Series A Preferred Stock remaining after one-half are converted to common stock and the 37,363,650 votes detailed herein.

Series A Preferred Stock(1)

Name and Address of Beneficial Owner(2)	Nature of Beneficial Ownership	No. of Pre-Split Shares		Percent of Total Voting Rights (Pre-Split)(6)	No. of Post-Split Shares(7)	Percent of Total Voting Rights (Post-Split)(7)

Adriaan Reinders (3)	President, CEO and Director	2,500,000	(4)	28.6%	1,250,000	37.8%

Marion Freijsen (3)	COO and Director	2,500,000	(5)	28.6%	1,250,000	37.8%

James E. Solomon (3)	Director	0		0%	0	<1%

Thomas Trainer (3)	Director	0		0%	0	<1%

All Officers and Directors as a Group (4 persons)		5,000,000	(4)(5)	57.2%	2,500,000	62.6%

(1)

As of February 11, 2013, there were 5,000,000 shares of Series A Convertible Preferred Stock outstanding.  Shares of Series A Preferred Stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for the purposes of computing the percentage of any other person.

(2)

Unless indicated otherwise, the address of the shareholder is 424 Clay St., San Francisco, CA 91402.

(3)

Indicates an officer and/or director of the Company.

(4)

Includes 2,500,000 shares of our Series A Convertible Preferred Stock, able to vote at 25 votes per share, or a total of 62,500,000 additional votes on any matter brought before the holders of our common stock for a vote.

(5)

Includes 2,500,000 shares of our Series A Convertible Preferred Stock, able to vote at 25 votes per share, or a total of 62,500,000 additional votes on any matter brought before the holders of our common stock for a vote.  One-half of these shares are automatically converted into 6,453,111 after the Reverse Stock Split, leaving the remaining Series A Convertible Preferred Stock with 31,250,000 votes on any matter brought before the holders of our common stock for a vote.

(6)

Calculated based on 93,458,880 shares of common stock outstanding (pre-prospective split) with each share of Series A Preferred Stock having 25 votes per share.  The percentages for Mr. Reinders and Ms. Freijsen are calculated separately for their individual ownership and together for the percentage for all officers and directors together taking into account the voting rights of all Series A Preferred Stock.

(7)

SDI is contemplating a 1-for-40 reverse stock split.  Upon effectiveness of the reverse stock split one-half of each holder’s shares of Series A Convertible Preferred Stock convert into 6,453,111 shares of our common stock after giving effect to the split.  The last column reflects the total voting rights of Mr. Reinders and Ms. Freijsen when combining their common stock ownership and Series A Preferred Stock ownership and factoring in the post-split numbers based on 37,363,650 shares of common stock outstanding after the prospective reverse stock split (93,458,880 shares pre-split into 2,336,472 shares of common stock post-split), plus the automatic conversion of 2,500,000 shares Series A Convertible Preferred Shares into 12,906,222 shares of common stock, plus 22,120,956 additional shares of our common stock to be issued to the 20 holders of EFactor common stock under the Exchange Agreement.  For the purposes of these calculations the voting rights of the 2,500,000 shares of Series A Preferred Stock held collectively by Mr. Reinders and Ms. Freijsen (62,500,000 votes) are considered so the total voting rights outstanding are 100,203,111 votes (62,500,000 votes from the Series A Preferred Stock remaining after one-half are converted to common stock and the 37,363,650 votes detailed herein.

Change in Control

As a result of the Exchange Agreement with EFactor, certain EFactor shareholders were appointed to the Company’s Board of Directors and our sole officer and director resigned. The resignation of our existing director, and the appointment of new directors, which actions effect a change in the majority of our Board of Directors were effective with the close of the Share Exchange Agreement detailed herein. Regarding the changes to our Board of Directors, the following occurred February 11, 2013:

•

David S. Rector resigned from our Board of Directors;

•

Adriaan Reinders was appointed to our Board of Directors;

•

Marion Freijsen was appointed to our Board of Directors;

•

James Earl Solomon was appointed to our Board of Directors; and

•

Thomas Trainer was appointed to our Board of Directors.

Executive Compensation

The following sets forth information with respect to the compensation awarded or paid to Adriaan Reinders, our current President and Chief Executive Officer, Marion Freijsen, our Chief Operating Officer, James E. Solomon, our Chief Financial Officer, and David S. Rector, our former President, Chief Executive Officer, Secretary and Treasurer for all services rendered in all capacities to us for the fiscal years ended December 31, 2012, 2011, and 2010.

Summary Compensation Table

The following table sets forth information regarding each element of compensation that we paid or awarded to our named executive officers for the fiscal years ended fiscal years ended December 31, 2012, 2011 and 2010.

Name and Principal Position	Fiscal Year	Salary($)	Bonus($)	All Other Compensation ($)	Total($)
Adriaan Reinders (1)	2012	$90,000	$0	$0	$90,000
President and	2011	$90,000	$0	$0	$90,000
Chief Executive Officer	2010	$90,000	$0	$0	$90,000

Marion Freijsen (1)	2012	$90,000	$0	$0	$90,000
Chief Operating Officer	2011	$90,000	$0	$0	$90,000
	2010	$90,000	$0	$0	$90,000

R. Nickolas Jones (1)(3)	2012	$0	$0	$0	$0
Chief Financial Officer	2011	$0	$0	$0	$0
	2010	$0	$0	$0	$0

James E. Solomon (1)	2011	$0	$0	$0	$0
Chief Financial Officer	2010	$0	$0	$0	$0
	2009	$0	$0	$0	$0

David S. Rector (2)	2011	$0	$0	$0	$0
Former Pres., CEO, CFO,	2010	$0	$0	$60,000	$60,000
Treasurer, and Secretary	2009	$0	$0	$0	$0

(1) On February 11, 2013, we acquired EFactor in a reverse acquisition transaction and, in connection with that transaction, Mr. Reinders was appointed as our President and Chief Executive Officer, Ms. Freijsen Chief Operating Officer and Secretary and Mr. James E. Solomon, our Chief Financial Officer. All compensation reflected in the table was derived from EFactor, our now majority-owned subsidiary.

(2) David S. Rector resigned as an executive officer effective February 11, 2013. Mr. Rector’s compensation includes $60,000 per year in consulting fees to an entity owned by Mr. Rector under the terms of an oral agreement as compensation for his services to us for 2011 and 2010, respectively.  No payments were made in 2011.

(3) Effective February 25, 2013 R. Nickolas Jones informed the Company that he has declined his appointment as our Chief Financial Officer. Also on this date the Board appointed James E. Solomon, a current member of our Board of Directors to fill the vacancy created by Mr. Jones departure.  Mr. Solomon became a member of the Company’s Board of Director on February 11, 2013, in connection with the change of control transaction associated with the Exchange Agreement.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information concerning outstanding stock awards held by the Named Executive Officers for fiscal year 2012:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number Of Shares or Units of Stock That Have Not Vested (#)	Market Value Of Shares Or Units Of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number Of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Adriaan Reinders	-0-	-0-	-0-	-0-	-	-0-	-0-	-0-	-0-

Marion Freijsen	-0-	-0-	-0-	-0-	-	-0-	-0-	-0-	-0-

James E. Solomon	-0-	-0-	-0-	-0-	-	-0-	-0-	-0-	-0-

Thomas Trainer	-0-	-0-	-0-	-0-	-	-0-	-0-	-0-	-0-

David S. Rector	1,000,000	1,000,000	-0-	$0.125	6/18/13(1)	-0-	-0-	-0-	-0-

(1)

 These options expired on 6/18/13 in accordance with the terms of options.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Exchange Act and files reports and other information with the SEC. Such reports and other information filed by the Company may be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C.20549, as well as in the SEC’s public reference rooms in New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the SEC’s public reference rooms. The SEC also maintains an Internet site that contains reports, proxy statements and other information about issuers, like us, who file electronically with the SEC. The address of the SEC’s web site is http://www.sec.gov.

By order of the Board of Directors

/s/ Adriaan Reinders

Adriaan Reinders, Chief Executive Officer

June 20, 2013

San Francisco, CA

Exhibit A

CERTIFICATE OF AMENDMENT

TO THE

ARTICLES OF INCORPORATION

OF

STANDARD DRILLING, INC.

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Exhibit A

CERTIFICATE OF AMENDMENT

TO THE

ARTICLES OF INCORPORATION

OF

STANDARD DRILLING, INC.

STANDARD DRILLING, INC. (the “Corporation”) a corporation organized and existing under and by virtue of the Nevada Revised Statutes, as amended, DOES HEREBY CERTIFY:

FIRST:  The Corporation filed its original Articles of Incorporation with the Secretary of State of Nevada on July 27, 2001.

SECOND:  The Corporation filed Amended and Restated Articles of Incorporation with the Secretary of State of Nevada on September 9, 2006 (the “Corporation’s Articles”).

THIRD:  Pursuant to the Unanimous Written Consent of the Corporation’s Board of Directors, dated March 1, 2013, the following amendments to the Corporation’s Articles were approved:

Article I “NAME” of the Corporation’s Articles is amended to read in its entirety as follows:

“The name of the Corporation shall be: EFactor Group Corp.”

Article IV “AUTHORIZED SHARES” of the Corporation’s Articles is amended to read in its entirety as follows:

“This Corporation is authorized to issue two classes of shares of stock to be designated as “Common Stock” and “Preferred Stock”.  The total number of shares of Common Stock which this Corporation is authorized to issue is One Hundred Seventy Million (175,000,000) shares, par value $0.001.  The total number of shares of Preferred Stock which this Corporation is authorized to issue is Twenty Million (20,000,000) shares, par value $0.001.

The shares of Preferred Stock may be issued from time to time in one or more series.  The Board of Directors of the Corporation (the “Board of Directors”) is expressly authorized to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such shares (a “Preferred Stock Designation”) and as may be permitted by the Nevada Revised Statutes.  The Board of Directors is also expressly authorized to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series.  In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.  The Board of Directors also has express authority over any wholly unissued shares.

Effective on July [__], 2013 the issued and outstanding shares of common stock of the Corporation shall be subject to a 1-for-40 reverse stock split.  As a result of the stock split, each 40 shares of our Common Stock issued and outstanding before the effectiveness of the stock split shall be exchanged for 1 share of Common Stock after the split.  Fractional shares will be rounded up to the next whole share.”

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FOURTH:  That the foregoing amendment has been consented to and authorized by the holders of a majority of the issued and outstanding stock entitled to vote by written consent in lieu of meeting in accordance with Section 78.390 of the Nevada Revised Statutes, as amended.

FIFTH:  That the aforesaid amendment was duly adopted in accordance with the laws of the State of Nevada.

SIXTH:  This Certificate of Amendment shall be effective as of July [__], 2013.

IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed this [__] day of June, 2013.

By: /s/ Adriaan Reinders

      Adriaan Reinders

      Chief Executive Officer

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